TIFF INVESTMENT PROGRAM
                       SUPPLEMENT DATED AUGUST 31, 2001,
                      TO THE PROSPECTUS DATED MAY 1, 2001
                (SUPERSEDES PRIOR SUPPLEMENT DATED MAY 25, 2001)

The first paragraph in the right-hand column of page 4 is deleted and replaced with the following:

1. The Fund invests broadly in issuers domiciled in the United States plus at least 10 other countries. The Fund's foreign securities may be denominated in currencies other than the US dollar. The allocation of the Fund's assets between US and foreign securities generally approximates the weights of the constructed MAF benchmark. Currently US and foreign securities are each weighted 25% in the constructed MAF benchmark. However, under normal circumstances, up to 50% of the Fund's assets may be invested in foreign securities, including emerging markets securities. The Fund invests in companies of all sizes, and a limited portion of the Fund's assets may be invested in smaller companies.


2. The first sentence of the first paragraph of the cover is deleted and replaced with the following:

       The TIFF Investment Program, Inc. is a no-load, open-end management investment company that seeks to improve the net investment returns of its shareholders by making available to them a series of investment vehicles, each with its own investment objectives and policies.

3. The investment objective of the Multi-Asset Fund appearing on page 4 is deleted and replaced with the following:

       The Fund's investment objective is to attain a growing stream of current income and appreciation of principal that at least offsets inflation.

4. The following disclosure is added to the second column on page 4 after the third full paragraph:

       The Multi-Asset Fund is classified as a "non-diversified" fund. This means that the Investment Company Act of 1940 does not limit the percentage of the Multi-Asset Fund's assets invested in any single issuer. Investing a higher percentage of its assets in any one issuer could increase the Fund's risk of loss because the value of its shares would be more susceptible to adverse events affecting that issuer. For more information on this risk see the section below entitled General Risks.

5. The following bullet point is added to the "Principal Risks" section on page 5:

       o non-diversification risk

6. The investment objective of the International Equity Fund appearing on page 6 is deleted and replaced with the following:

       The Fund's investment objective is to attain appreciation of principal that at least offsets inflation.

7. The investment objective of the Emerging Markets Fund appearing on page 7 is deleted and replaced with the following:

       The Fund's investment objective is to attain appreciation of principal that at least offsets inflation.

8. The investment objective of the US Equity Fund appearing on page 8 is deleted and replaced with the following:

       The Fund's investment objective is to attain a growing stream of current income and appreciation of principal that at least offsets inflation.

9.     The following risk disclosure is added to page 14:

       NON-DIVERSIFICATION RISK. Compared with other funds, a non-diversified fund may invest a relatively high percentage of its assets in a limited number of companies. As a result, a non-diversified fund's share price may be more susceptible to any single economic, political or regulatory occurrence than would a diversified fund. Therefore, the net asset value of a non-diversified fund may be more volatile than the net asset value of a diversified fund. [Multi-Asset Fund]

10. The chart listing on page 18 is deleted and replaced with the following:

                                              TIP       TIFF

        UNPAID BOARD MEMBERS
        Fred B. Renwick                      Chair      Trustee
        Sheryl L. Johns                     Director    Trustee
        William H. McLean                   Director    Trustee
        Harry Hoffman                       Director    Trustee
        Michael G. McCaffery                            Trustee
        Jack R. Meyer                                   Trustee
        Ann B. Sloane                                   Chair
        D. Ellen Shuman                                 Trustee
        Jeffrey G. Tarrant                              Trustee
        Arthur Williams III                             Trustee

11. The biographies of William F. Nichols, Gregory D. Curtis, Alice W. Handy and John E. Craig, Jr. on page 19 are deleted and the following is inserted:

       HARRY HOFFMAN is chief investment officer of the Mayo Foundation, 200 First Street SW, Rochester, Minnesota 55905. Mr. Hoffman also serves as a trustee of the Ronald McDonald House of Rochester, Minnesota.